Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Del Frisco’s Restaurant Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 26, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Norman J. Abdallah, Chief Executive Officer of the Company, and Neil H. Thomson, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2018

/s/ Norman J. Abdallah
Norman J. Abdallah
Chief Executive Officer
(Principal Executive Officer)
Date: March 27, 2018

/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer
(Principal Financial and Accounting Officer)